UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2011

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

On August 29, 2011, World Fuel Services Corporation (the “Company”) announced that, effective January 1, 2012, Paul H. Stebbins will transition from Chairman of the Board of Directors and Chief Executive Officer to Executive Chairman of the Board of Directors and an officer of the Company.

5.02(c)

On August 29, 2011, the Company also announced that, effective January 1, 2012, Michael J. Kasbar will assume the position of Chief Executive Officer in addition to his role as President of the Company.

Mr. Kasbar, age 55, has served as President and Chief Operating Officer of the Company since July 2002 and as a director of the Company since June 1995.  From January 1995 to July 2002, he served as Chief Executive Officer of World Fuel Services Americas, Inc. (formerly Trans-Tec Services, Inc.), at the time the Company’s principal subsidiary engaged in the marine fuel services business.  Prior to joining the Company, Mr. Kasbar was an officer, shareholder and director of Trans-Tec Services, Inc., a global marine fuel services company, which he co-founded in 1985.  With 30 years of experience in the fuel services business and over 16 years of service to the Company, Mr. Kasbar has been involved in all aspects of the Company’s business and has gained a unique understanding of the Company’s strategies and operations. Mr. Kasbar is the first cousin of Richard A. Kassar, a director of the Company.

On August 26, 2011, the Company entered into Amendment No. 1 (the “Kasbar Amendment”) to the Agreement between the Company and Mr. Kasbar, dated March 14, 2008 (the “Kasbar Agreement”), in connection with his transition from President and Chief Operating Officer to President and Chief Executive Officer, effective January 1, 2012.  The Kasbar Amendment generally provides that starting on January 1, 2012 and continuing through January 1, 2016, subject to annual renewals thereafter unless either party provides the other with one year’s advance notice, Mr. Kasbar will serve as President and Chief Executive Officer of the Company, and the Company will pay Mr. Kasbar an annual base salary of $750,000 (“Base Salary”), which is subject to change from time to time as determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”).  Mr. Kasbar will remain eligible to receive annual cash incentive awards and performance-based equity awards as determined by the Compensation Committee and under the terms of the Company’s applicable compensation plans.  Pursuant to the Kasbar Amendment, the provisions of the Kasbar Agreement in existence prior to the execution of the Kasbar Amendment will continue in effect in all respects during Mr. Kasbar’s continued employment as President and Chief Operating Officer through December 31, 2011. Furthermore, except as specifically modified by the Kasbar Amendment, the provisions of the Kasbar Agreement will continue to govern Mr. Kasbar’s employment following December 31, 2011.

This description of the Kasbar Amendment is qualified in its entirety by the full text of the Kasbar Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

5.02(e)

On August 26, 2011, the Company entered into Amendment No. 1 (the “Stebbins Amendment”) to the Agreement between the Company and Mr. Stebbins, dated March 14, 2008 (the “Stebbins Agreement”), in connection with his transition from Chairman of the Board of Directors and Chief Executive Officer to Executive Chairman of the Board of Directors and an officer of the Company, effective January 1, 2012. The Stebbins Amendment generally provides that starting on January 1, 2012 and continuing through January 1, 2014, subject to annual renewals thereafter unless either party provides the other with six months’ advance notice, Mr. Stebbins will serve as Executive Chairman of the Board and an officer of the Company, and the Company will pay Mr. Stebbins an annual base salary of $750,000 (“Base Salary”), which is subject to change from time to time as determined by the Compensation Committee.  In addition, subject to approval of the Compensation Committee, Mr. Stebbins will be eligible to receive annual equity-based awards with a grant-date value targeted at $500,000, 50% in the form of service-based restricted stock units (“RSUs”) and 50% in the form of performance-based RSUs. Subject to the terms and conditions of the applicable award agreements and the Company’s equity compensation plan, the service-based RSUs will generally vest on the first anniversary of the date of grant, provided that Mr. Stebbins remains employed by the Company on the relevant vesting dates, and the performance-based RSUs will be subject to one-year performance periods and the achievement of performance goals established by the Compensation Committee from time to time and will generally vest on the later of (i) one year following the date of grant and (ii) the last day of the applicable one-year performance period.  Pursuant to the Stebbins Amendment, the provisions of the Stebbins Agreement in existence prior to the execution of the Stebbins Amendment will continue in effect in all respects during Mr. Stebbins’ continued employment as Chief Executive Officer and Chairman of the Board through December 31, 2011. Furthermore, except as specifically modified by the Stebbins Amendment, the provisions of the Stebbins Agreement will continue to govern Mr. Stebbins’ employment following December 31, 2011.

This description of the Stebbins Amendment is qualified in its entirety by the full text of the Stebbins Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the changes discussed in Item 5.02 above, on August 26, 2011, the Board of Directors of World Fuel Services Corporation (the “Company”) approved an amendment and restatement of the Company’s By-Laws in order to (i) separate the Chairman of the Board of Directors and Chief Executive Officer positions, (ii) combine the President and Chief Operating Officer positions, (iii) revise the descriptions of the duties of the Chairman of the Board and President, (iv) add a description of the duties of the Chief Executive Officer and Chief Financial Officer, (v) remove Section 4 of Article III on the compensation of officers and (vi) make certain clarifying or conforming changes.

The foregoing description of the amendments to the By-Laws set forth above is qualified in its entirety by reference to the full text of the By-Laws which is filed as Exhibit 3.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 29, 2011, World Fuel Services Corporation issued a press release announcing that, effective January 1, 2012, (i) Michael J. Kasbar will assume the position of Chief Executive Officer in addition to his role as President of the Company and (ii) Paul H. Stebbins will transition from Chairman of the Board of Directors and Chief Executive Officer to Executive Chairman of the Board of Directors and an officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

	Exhibit No.	Description

	3.1	By-Laws, amended and restated as of August 26, 2011.
	10.1	Amendment No. 1, dated August 26, 2011, to Agreement between World Fuel Services Corporation and Michael J. Kasbar.
	10.2	Amendment No. 1, dated August 26, 2011, to Agreement between World Fuel Services Corporation and Paul H. Stebbins.
	99.1	Press Release, dated August 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 29, 2011	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Senior Vice President, General Counsel and
Corporate Secretary